                                                                    EXHIBIT 10.2

                         Packaging Dynamics Corporation
                           Merrill Lynch Nonqualified
                  Deferred Compensation Plan Adoption Agreement

         The Packaging Dynamics Corporation Merrill Lynch Nonqualified Deferred Compensation Plan Adoption Agreement is hereby amended, effective the date set forth below, in the following respects:

         1. To permit the Employer to make Discretionary Incentive Contributions under Section 5C of the Adoption Agreement based upon a percentage (as determined from time to time by the Employer) of the Participants' Compensation (as defined in
                  Section 4 of the Adoption Agreement).

         2. To amend the vesting schedule for Matching Deferrals and Discretionary Incentive Contributions under Sections 6A and 6C of the Adoption Agreement so that a Participant will vest in his Matching Deferrals and Discretionary Incentive Contributions as set forth in such sections (with credit being given for years of service occurring prior to the time a Matching Deferral or Discretionary Incentive Contribution is
                  made).

         Executed by the parties hereto on the date indicated below.

Dated: As of January 1, 2003

                                                  PACKAGING DYNAMICS CORPORATION

                                                  By:  /s/ Phillip D. Harris
                                                       -------------------------
                                                       Title: President & CEO

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FUTURECOMP(TM) SERVICE

Client Information Form

(THIS FORM MUST BE FILLED OUT DIRECTLY BY THE EMPLOYER SPONSORING THE PLAN.)

Employer Information

PACKAGING DYNAMICS CORPORATION
--------------------------------------------------------------------------------
Name

3900 WEST 43 RD STREET
--------------------------------------------------------------------------------
Address

CHICAGO                        IL                                   60632
--------------------------------------------------------------------------------
City                           State                                ZIP Code

HANK NEWELL                    VICE PRESIDENT & CHIEF FINANCIAL OFFICER
--------------------------------------------------------------------------------
Primary Contact                Title

(773) 843-8000                 (773) 254-8136
--------------------------------------------------------------------------------
Telephone Number               Fax Number

32-0009217                     APPX. 2000/ FLEXIBLE PACKAGING
--------------------------------------------------------------------------------
Employer Identification Number Number of Employees/ Nature of Business

Plan Information

PACKAGING DYNAMICS CORPORATION DEFERRED COMPENSATION PLAN
--------------------------------------------------------------------------------
Name of Nonqualified Deferred Compensation Plan

10-20                          12/31
--------------------------------------------------------------------------------
Total Number of Employees      Plan Year-End Date
Eligible for Your Plan

                               APPROX $50,000 - $100,000 INITIALLY
--------------------------------------------------------------------------------
Total Plan Assets              Anticipated Annual Contributions

                               MONTHLY
--------------------------------------------------------------------------------
Anticipated Date of First      Frequency of Contributions (e.g., Annually,
Contribution                   Quarterly, Monthly)

Administrative Service Provider/Recordkeeper (if any)

PACKAGING DYNAMICS CORPORATION
--------------------------------------------------------------------------------
Name

3900 WEST 43RD STREET
--------------------------------------------------------------------------------
Address

CHICAGO                        IL                                   60632
--------------------------------------------------------------------------------
City                           State                                Zip Code

HANK NEWELL                    VICE PRESIDENT & CHIEF FINANCIAL OFFICER
--------------------------------------------------------------------------------
Primary Contact                Title

(773) 843-8000                 (773) 254-8136
--------------------------------------------------------------------------------
Telephone Number               Fax Number

Plan Sponsor Bank for Fund Transfers (To be completed if plan assets are to be transferred from a bank, if your company has an existing deferred compensation plan.)

________________________________________________________________________________
Name
________________________________________________________________________________
Address
________________________________________________________________________________
City                           State                                ZIP Code
________________________________________________________________________________
Account Number
________________________________________________________________________________
Primary Contact                Title
________________________________________________________________________________
Telephone Number               Fax Number

If you are transferring assets from an existing deferred compensation plan, please provide a copy of the plan document, the Board Resolution adopting the existing plan and your trust statement.

Investment Information

Account Type: (Check [X] either "Pooled account" or "Individual participant accounts.")

  [ ] Pooled account. If checked, list the investment options (using Merrill
      Lynch Asset Management, L.P. [MLAM] mutual funds):

       1._________________________________  4.__________________________________

       2._________________________________  5.__________________________________

       3._________________________________  6.__________________________________

       Please list any additional funds, as necessary, on a separate sheet.

       The plan's money fund designation will be:

       [ ] CMA(R) Money Fund [ ] CMA Government Securities Fund [ ] CMA
           Tax-Exempt Money Fund

       Individual participant accounts. Investment options as noted in the brochure are available through your Financial Consultant.
                                                                               3
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FUTURECOMP(TM) SERVICE

SIGNATURE CARD

The employer represents that the individual(s) signing below are authorized to act in respect to all matters pertaining to the Trust and that the client information provided on this form is correct as stated.

By:

/s/ Phillip D. Harris 30 Apr 03 PHILLIP D. HARRIS   PRESIDENT & CEO
--------------------------------------------------------------------------------
Signature/Date                  Print Name          Title

/s/ Henry C. Newell 4/30/03     HENRY C. NEWELL     VP & CFO
--------------------------------------------------------------------------------
Signature/Date                  Print Name          Title

________________________________________________________________________________
Signature/Date                  Print Name          Title

To BE COMPLETED BY THE FINANCIAL CONSULTANT

All deferred compensation account documents should be forwarded to:

                                           For overnight delivery the address is
          Merrill Lynch Trust                 Merrill Lynch Trust
   Employee Benefit Trust Operations          Employee Benefit Trust Operations
              Box 30532                       300 Davidson Ave., 2nd Floor West
   New Brunswick, New Jersey 08989-0532       Somerset, New Jersey 08873

________________________________________________________________________________
Name of Financial Consultant            Financial Consultant ID Number
________________________________________________________________________________
Address
________________________________________________________________________________
City                                    State                    Zip Code
________________________________________________________________________________
Telephone Number                        Fax Number
________________________________________________________________________________
Office Prefix                           Office Wire Call

Board Resolution

(HIGHLIGHTED AREAS WILL BE COMPLETED BY MERRILL LYNCH TRUST.)

BOARD OF DIRECTORS RESOLUTION OF

(Plan Sponsor) PACKAGING DYNAMICS CORP, held at CHICAGO, IL on day of 11/19/2002. at - o'clock in the -

There were present:

FRANK V. TANNURA presided as Chairman of the meeting and HENRY C. NEWELL acted as Secretary or Witness of the meeting.

It was stated that the purpose of the Resolution was to consider and discuss the adoption of the attached (DEFERRED COMP PLAN and the) Trust Agreement containing the terms and conditions governing the relationship between Merrill Lynch Trust and (Plan Sponsor) PACKAGING DYNAMICS CORP with respect to the appointment of Merrill Lynch Trust as Trustee of said Trust by the Corporation (1) and the termination ____________ as the current trustee) effective _____/_____ 19____ and the discussion of the proposed adoption and appointment (and termination) was in order.

         Following a discussion thereof, upon motion duly made, seconded and unanimously carried, it was

         Resolved, that the attached (Plan and) Trust Agreement is adopted and that Merrill Lynch Trust shall be appointed as Trustee of the trust established under (PACKAGING DYNAMICS DEFERRED CORP. PLAN which was adopted by resolution of the Board on ___) (and - Trust Company, which had been serving as Trustee of said Trust, is hereby relieved of and such position) effective as of -/ -, 19-: and

         Resolved Further that the proper officers of the Corporation are, and each of them is, hereby authorized and directed, in the name of and on behalf of the Corporation, to execute and deliver the Trust Agreement, and to do all other things, including the execution of all other documents and the designation of other individuals to represent the Corporation in matters pertaining to the Trust, that they deem necessary or appropriate to implement the foregoing resolution, or such other matters pertaining to the Trust. There being no further business before the meeting, the same was on motion duly made, seconded and carried, duly adjourned.

Witness

/s/ Henry C. Newell                                          Secretary
---------------------------                                 --------------------
Authorized Officer or Principal                             Secretary or Witness

(1) In connection with its adoption of a Nonqualified Deferred Compensation
Plan.

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FUTURECOMP(TM) SERVICE

Plan Participant Identification Form

(INSTRUCTIONS TO EMPLOYER: COMPLETE ON BEHALF OF ACTIVE PARTICIPANTS IN THE PLAN AND ONLY IF INDIVIDUAL ACCOUNTS ARE TO BE ESTABLISHED.)

   PACKAGING DYNAMICS CORPORATION, 3900 WEST 43RD STREET, CHICAGO IL 60632
   ----------------------------------------------------------------------------
   Name and Address of Employer:

   PHILLIP D. HARRIS
   ----------------------------------------------------------------------------
1. Name of Active Participant

   C/o PACKAGING DYNAMICS CORPORATION, 3900 W. 43RD ST., CHICAGO IL 60632
   ----------------------------------------------------------------------------
   Address

   ###-##-####                                         A
   ----------------------------------------------------------------------------
   Social Security Number       Money Fund Designation: select and write A, B or
                                C per participant(2)

   FRANK V. TANNURA
   ----------------------------------------------------------------------------
2. Name of Active Participant

   ###-##-####                                         A
   ----------------------------------------------------------------------------
   Social Security Number       Money Fund Designation: select and write A, B or
                                C per participant(2)

   HENRY C. NEWELL
   ----------------------------------------------------------------------------
3. Name of Active Participant

   ----------------------------------------------------------------------------
   Address

   --------------------------                          A
   Social Security Number       Money Fund Designation: select and write A, B or
                                C per participant(2)

   THOMAS J. WOLF
   ----------------------------------------------------------------------------
4. Name of Active Participant

   635 1/2 AVENUE G FORT MADISON IA 52627
   ----------------------------------------------------------------------------
   Address

   ###-##-####                                         A
   ----------------------------------------------------------------------------
   Social Security Number       Money Fund Designation: select and write A, B or
                                C per participant(2)

   RANDY VAN ANTWERP
   ----------------------------------------------------------------------------
5. Name of Active Participant

   6418 TROTWOOD ST. PORTAGE MI 49024
   ----------------------------------------------------------------------------
   Address

   ###-##-####                                         A
   ----------------------------------------------------------------------------
   Social Security Number       Money Fund Designation: select and write A, B or
                                C per participant(2)

   JEREMY S. LAWRENCE
   ----------------------------------------------------------------------------
6. Name of Active Participant

   4805 NEWPORT LN RACINE WI 53403
   ----------------------------------------------------------------------------
   Address

   ###-##-####                                         A
   ----------------------------------------------------------------------------
   Social Security Number       Money Fund Designation: select and write A, B or
                                C per participant(2)

   _____________________________________________________________________________
7. Name of Active Participant
   _____________________________________________________________________________
   Address
   _____________________________________________________________________________
   Social Security Number       Money Fund Designation: select and write A, B or
                                C per participant(2)

   _____________________________________________________________________________
8. Name of Active Participant
   _____________________________________________________________________________
   Address
   _____________________________________________________________________________
   Social Security Number       Money Fund Designation: select and write A, B or
                                C per participant(2)

   _____________________________________________________________________________
9. Name of Active Participant
   _____________________________________________________________________________
   Address
   _____________________________________________________________________________
   Social Security Number       Money Fund Designation: select and write A, B or
                                C per participant(2)

   _____________________________________________________________________________
10. Name of Active Participant
   _____________________________________________________________________________
   Address
   _____________________________________________________________________________
   Social Security Number       Money Fund Designation: select and write A, B or
                                C per participant(2)

Please attach additional sheets if necessary.

(2)Select "A" for CMA Money Fund; "B" for CMA Tax-Exempt Money FUND:"C" for CMA Government Securities Fund.

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FUTURECOMP(TM) SERVICE

The Merrill Lynch Nonqualified Deferred Compensation Plan Trust Agreement. (HIGHLIGHTED AREAS WILL BE COMPLETED BY MERRILL LYNCH TRUST.)

TRUST UNDER: PACKAGING DYNAMICS CORPORATION DEFERRED COMPENSATION PLAN(3)

This Agreement made this day of 1/1/2003, by and between PACKAGING DYNAMICS CORP. (Company) and Merril Lynch Trust Company (Trustee)

WHEREAS, Company has adopted the Nonqualified Deferred Compensation Plan identified above and such other Plan(s) as are listed in Appendix A.

WHEREAS, Company has incurred or expects to incur liability under the terms of such Plan(s) with respect to the Individuals participating in such Plan(s).

WHEREAS, Company wishes to establish a trust (the "Trust" and to contribute to the Trust assets that shall be held therein,subject to the claims of Company's creditors in the event of the Company's insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan(s);

WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan(s) as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purpose of Title [of the Employee Retirement Income Security Act of 1974;

WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan (s);

NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

PLEASE COMPLETE THE FOLLOWING INSTRUCTIONS.

1. WRITE THE NAME OF YOUR COMPANY AND THE DATE ON THE RIGHT, WRITE THE PLAN NAME(S) IN APPENDIX A (ON PAGES 15 AND 17) OR THIS DOCUMENT

2. EXECUTE SECOND SIGNATURE (ON PAGES 15 AND 17), IF REQUIRED. WRITE NAME OF COMPANY AND OBTAIN SIGNATURE OF AUTHORIZED PERSON. THE FIRST OF THE SIGNATURE PAGES IS FOR YOUR COMPANY AND THE SECOND IS FOR MERRIL LYNCH TRUST. HOWEVER, BOTH SIGNED COPIES SHOULD BE RETURNED WITH THE TRUST AGREEMENT FOR TRUSTEE EXECUTION. AN EXECUTED ORIGINAL OF THE ENTIRE TRUST DOCUMENT WILL BE SENT BACK TO YOU UPON ACCEPTANCE OF YOUR ACCOUNT.

3. DESCRIBE CASH OR SECURITIES TO BE INITIALLY CONTRIBUTED IN APPENDIX B (ON PAGE 15 AND 17).

4. COMPLETE Section 16, Effective Date (ON PAGES 15 AND 17).

5. RETURN COMPLETED TRUST AGREEMENT WITH YOUR APPLICATION.

This trust is intended to comply with the model grantor trust requirements of Revenue Procedure 92-64. While Merrill Lynch believes that this Trust Agreement complies with the Revenue Procedure. It provides no assurance that modifications to the additional terms contained herein would not be required by the Internal Revenue Service during the review process in the event the Company were to apply for a rulling as to the [ILLEGIBLE] consequences of its plan and this trust if the Company desires to obtain such a rulling from the Internal Revenue Service: a copy of this Trust Agreement with all substituted or additional language underlined as required by the Revenue Procedure, is available through your Merril Lynch Financial Consultant.

Section 1. Establishment of Trust.

(a) Company hereby deposits with Trustee in trust such cash and/or marketable securities, if any, listed in Appendix B, which shall became the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

(b) The Trust hereby established shall be irrevocable.

(c) The Trust is intended to be a grantor trust of which Company is the grantor, within the meaning of subpart E, part I. subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

(d) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan(s) and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of insolvency, as defined in Section 3(a) herein.

(e) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

(f) Trustee shall not be obligated to receive such cash and/or property unless prior thereto Trustee has agreed that such cash and/or property is acceptable to Trustee and Trustee has received such reconciliation, allocation investment or other information concerning, or representation with respect to, the cash and/or property as Trustee may require. Trustee shall have no duty or authority to (a) require any deposits to be made under the Plan or to Trustee; (b) compute any amount to be deposited under the Plan to Trustee; or (c) determine whether amounts received by Trustee comply with the Plan. Assets of the Trust may, in Trustee's discretion, be held in an account with an affiliate of Trustee.

Section 2. Payments to Plan Participants and Their Beneficiaries.

(a) With respect to each Plan participant, Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of the Participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amounts are to be paid (as provided for or available under the Plan(s)), and the time of commencement for payment of such amounts. The Payment Schedule shall be delivered to Trustee not more than 30 business days nor fewer than 15 business days prior to the first date on which a payment is to be made to the Plan participant. Any change to a Payment Schedule shall be delivered to Trustee not more than 30 days nor fewer than 15 days prior to the date on which the first payment is to be made in accordance with the changed Payment Schedule, Except as otherwise provided herein. Trustee shall make payments to Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provisions for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan(s) and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company. It being understood among the parties hereto mat (1) Company shall on a timely basis provide Trustee specific information as to the amount of taxes to be withheld and (2) Company shall be obligated to receive such withheld taxes from Trustee and properly pay and report such amounts to the appropriate taxing authorities.

(b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan(s) shall be determined by Company or such party as it shall designate under the Plans(s), and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan(s).

(c) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan(s). Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan(s). Company shall make the balance of each payment as it fails due. Trustee shall notify Company where principal and earnings are not sufficient.

(d) Trustee shall have no responsibility to determine whether the Trust is sufficient to meet the liabilities under the Plan(s), and shall not be liable for payments or Plan(s) liabilities in excess of the value of the Trust's assets.

Section 3. Trustee Responsibility Regarding Payments to Trust Beneficiary When Company is Insolvent.

(a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is insolvent. Company shall be considered "insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

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FUTURECOMP(SM) SERVICE

(b) At all times during the continuance of this Trust as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

     (1) The Board of Directors and the Chief Executive Officer of Company (or, if there is no Chief Executive Officer, the highest ranking officer) shall have the duty to inform Trustee in writing of Company's insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become insolvent, Trustee shall determine whether Company is insolvent and, pending such determination. Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

     (2) Unless Trustee has actual knowledge of Company's insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is insolvent. Trustee shall have no duty to inquire whether Company is insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

     (3) If at any time Trustee has determined that Company is insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Plan(s) or otherwise.

     (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Company is not insolvent (or is no longer insolvent).

(c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequent))' resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan(s) for the period of such discontinuance, less the aggregate amount of my payments made to Plan participants provided for hereunder during any such period of discontinuance; provided that Company has given Trustee the Information with respect to such payments made during the period of discontinuance prior to resumption to payments of Trustee.

Section 4. Payments to Company.

Except as provided in Section 3 hereof, since the Trust is irrevocable in accordance with Section 1(b) hereof, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan(s).

Section 5. Investment Authority.

(a) Trustee shall invest and reinvest the principal and income of the Trust as directed by the Company (including directions that the Trustee follow Plan participants' deemed investment elections made in accordance with the terms of (the Plan), which directions may be changed from time to time, all in accordance with procedures established by the Trustee. The Trustee may limit the categories of assets in which the Trust may be invested.

(b) The Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by Company. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercised by or rest with Plan participants, except that voting rights with respect to Trust assets will be exercised by Company unless an investment adviser has been appointed pursuant to Section 5 (d) and voting authority has been delegated to such investment advisor.

(c) Company shall have the right at any time, and from dine to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercised by Company in a nonfiductary capacity without the approval or consent of any person in a fiduciary capacity.

(d) The Company may appoint one or more investment managers, including any entitles affiliated with the Trustee, who shall have the power to manage, acquire, or dispose of such portion of the assets of the Trust as the Company shall determine subject to the following:

     (1) An Investment manager shall act in accordance with the provisions of an investment management agreement entered into between it and the Company, an executed copy of which investment management agreement shall be filed with the Trustee:

     (2) Each such investment manager must be registered as an investment adviser under the investment Advisers Act of 1940, and shall provide investment advice on a discretionary or nondiscretionary basis with respect to that portion of the assets of the Trust as the Company shall specify from time to time by written direction (s) to the Trustee;

     (3) The indicia of ownership of the assets of the Trust shall be held by the Trustee at all times;

     (4) Any entity affiliated with the Trustee may act as broker or dealer to execute transactions, including the purchase of any securities directly distributed, underwritten, or issued by an entity affiliated with the Trustee, at standard commission rates, mark-ups or concessions, and to provide other management or investment services with respect to such trust including the custody of assets;

     (5) Any direction given to the Trustee by an investment manager shall be given in writing or given orally and confirmed in writing as soon as practicable. Alternatively, an investment manager may provide investment instructions directly to the broker or dealer and receipt by the Trustee of a confirmation of the transaction from the broker or dealer shall be conclusive evidence of such transactions. In either case, the Trustee shall have the authority within 24 hours of receipt of such direction from the investment manager or confirmation of a transaction to instruct the investment manager to rescind the transaction if the Trustee finds that the investment is inconsistent with its operational or administrative requirements; and

     (6) The Trustee may pay any such investment manager for any such services from the assets at the Trust without reduction for any fees or compensation paid to the Trustee for its services as trustee.

Notwithstanding any other provision of the Agreement, with respect to the investment of the assets of the Trust managed by an investment manager; the Trustee shall have only the duty to follow the directions of the investment manager and the Trustee shall not be liable to anyone:

     (i) for an act or omission of the investment manager with respect to the investment of such assets;

     (ii) for failing to act with respect to the investment of such assets absent direction from the investment manager; or

     (iii) for failing to invest, periodically review or otherwise deal with the investment of such assets.

In the event the Company is "insolvent" for purposes of Section 3 of this Trust Agreement and the Company fails to provide effective investment instructions to the Trustee as provided in Section 5(a) of this Trust Agreement, the Trustee may appoint one or more Investment advisers who are registered as investment advisers under the Investment Advisers Act of 1940, who may be affiliates of Trustee, to provide investment advice on a discretionary or non-discretionary basis with respect to all or a specified portion of the assets of the Trust.

(e) Subject to Section 5(a), Trustee, or Trustee's designee, is authorized and empowered:

     (1) To invest and reinvest Trust assets, together with the income therefrom, in common stock, preferred stock convertible preferred stock, bonds, debentures, convertible debentures and bonds, mortgages, notes, commercial paper and other evidences of indebtedness (including those issued by Trustee), shares of mutual funds (which funds may be sponsored, managed or offered by an affiliate of Trustee), guaranteed investment contracts, bank investment contracts, other securities, policies of life Insurance, annuity contracts, options, options to buy or sell securities or other assets, and all other property of any type (personal, real or mixed, and tangible or intangible);

     (2) To deposit or invest all or any part of the assets of the Trust in savings accounts or certificates of deposit or Other deposits in a bank or savings and loan association or other depository institution, including Trustee or any of its affiliates, provided with respect to such deposits with Trustee or an affiliate the deposits bear a reasonable interest rate;

     (3) To hold, manage, improve, repair and control all property, real or personal, forming part of the Trust; to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time;.

     (4) To hold in cash, without liability for interest, such portion of the Trust as is pending investments, or payment of expenses, or the distribution of benefits;

     (5) To take such actions as may be necessary or desirable to protect the Trust from loss due to the default on mortgages held in the, Trust including the appointment of agents or trustees in such other jurisdictions as may seem desirable, to transfer property to such agents or trustees, to grant to such agents such powers as are necessary or desirable to protect the Trust, to direct such agent or trustee, or to delegate such power to direct, and to remove such agent or trustee;

     (6) To settle, compromise or abandon all claims and demands in favor of or against the trust;

     (7) To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the state in which Trustee has its principal plan of business, so that the powers conferred upon Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;

     (8) To borrow money from any source and to execute promissory notes, mortgages or other obligations and to pledge or mortgage any trust assets as security; and

FUTURECOMP(SM) SERVICE

     (9) To maintain accounts at, execute transactions through, and lend on an adequately secured basis stocks, bonds or other securities to, any brokerage or other firm, Including any firm that is an affiliate of Trustee.

Section 6. Additional Powers of Trustee.

To the extent necessary or which it deems appropriate to Implement its powers under Section 5 or otherwise to fulfill any of its duties and responsibilities as Trustee of the Trust, Trustee shall have the following additional powers and authority:

(a) To register securities, or any other property, in its name or in the name of any nominee, including the name of any affiliate or the nominee name designated by any affiliate, with or without indication of the capacity in which property shall be held, or to hold securities in bearer form and to deposit any securities or other property in a depository or clearing corporation:

(b) To designate and engage the services of, and to delegate powers and responsibilities to, such agents, representatives, advisers, counsel and accountants as Trustee considers necessary or appropriate, any of whom may be an affiliate of Trustee or a person who renders services to such an affiliate and as a part of its expenses under this Trust Agreement, to pay their reasonable expenses and compensation:

(c) To make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or appropriate for the accomplishment of any of the powers listed in this Trust Agreement; and

(d) Generally to do all other acts that Trustee deems necessary or appropriate for the protection of the Trust.

Section 7. Disposition of Income.

During the term of this Trust all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

Section 8. Accounting by Trustee.

Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within 90 days following the close of each calendar year and within 90 days after removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year of during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investment purchase and sold with the cost of net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the data of such removal or resignation, as the case may be. Trustee may satisfy its obligation under this Section 8 by rendering to Company monthly statements setting forth the information required by this Section separately for the month covered by the statement.

Section 9. Responsibility and Indemnity of Trustee.

(a) Trustee shall act with the care, skin, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity with, the terms of the Plant(s) and this Trust and is given in writing by Company, or in such other manner prescribed by the Trustee. Trustee shall also incur no liability to any person for any failure to act in the absence of direction, request or approval from Company that is contemplated by, and in conformity with, the terms of this Trust. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

(b) Company hereby indemnifies Trustee and each of its affiliates (collectively the "Indemnified Parties") against, and shall hold them harmless from, any and all loss, claims, liability, and expense, including reasonable attorneys fees, imposed upon or incurred by any Indemnified Party as a result of any acts taken, or any failure to act, in accordance with the directions from Company or any designee of Company, or by reason of the Indemnified Party's good faith execution of its duties with respect to the Trust, including, but not limited to, Its holding of assets of the Trust. Company's obligations in the foregoing regard to be satisfied promptly by Company, provided that in the event the loss, claim, liability or expense involved is determined by a no-longer-appealable final judgement entered in a lawsuit or proceeding to have resulted from the gross negligence or willful misconduct of Trustee, Trustee shall promptly on request thereafter return to Company any amount previously received by Trustee under this Section with respect do such loss, claim, liability or expense. If Company does not pay such costs, expenses and liabilities in a reasonably timely manner. Trustee may obtain payment from the Trust without direction from Company.

(c) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.

(d) Trustee may hire agents, accountants, actuaries, investment advisers, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

(e) Trustee shall have, without exclusion, all powers conferred on Trustee by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust. Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

(f) However, notwithstanding the provisions of Section 9(e) above. Trustee may loan to Company the proceeds of any borrowing against an insurance policy held as an asset of the Trust.

(g) Notwithstanding any powers to Trustee pursuant to this Trust Agreement or to applicable law. Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

Section 10. Compensation and Expenses of Trustee.

Trustee is authorized, unless otherwise agreed by Trustee, to withdraw from the Trust without direction from Company the amount of its fees in accordance with the fee schedule agreed to by Company and Trustee. Company shall pay all administrative expenses, hut if not so paid, the expenses shall be paid from the Trust.

Section 11. Resignation and Removal of Trustee.

(a) Trustee may resign at any time by written notice to Company, which shall be effective 30 days after receipt of such notice unless Company and Trustee agree otherwise.

(b) Trustee may be removed by Company on 30 days notice or upon shorter notice, accepted by Trustee.

(c) Upon resignation or removal of Trustee and appointment of successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit, provided that Trustee is provided assurance by Company satisfactory to Trustee that all fees and expenses reasonably anticipated will be paid.

(d) If Trustee resigns or is removed, a successor shall be applied, in accordance with Section 12 hereof, by the effective date of resignation or removal under paragraph(s) (a) or (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

(e) Upon settlement of the account and transfer of the Trust assets to the successor Trustee, all rights and privileges under this Trust Agreement shall vest in the successor Trustee and all responsibility and liability of Trustee with respect to the Trust and assets thereof shall terminate. subject only to the requirement that Trustee execute all necessary documents to transfer the Trust assets to the successor Trustee.

Section 12. Appointment of Successor.

(a) If Trustee resigns or is removed in accordance with Section 11(a) or (b) hereof. Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Company or the successor. Trustee to evidence the transfer.

(b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or Inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

Section 13. Amendment or Termination.

(a) This Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan(s) or shall make the Trust revocable since the Trust is irrevocable in accordance with Section 1(b) hereof:

(b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan(s). Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

(c) Upon written approval of participants or beneficials ended to payment of benefits pursuant to the terms of the Plan(s), Company may terminate this Trust prior to the time all benefit payments under the Plan(s) have been made. All assets in the Trust at termination shall be returned to Company.

FUTURECOMP(SM) SERVICE

Section 14. Miscellaneous.

(a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

(b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

(c) This Trust Agreement and its enforcement shall be governed by and construed in accordance with the laws of the state in which Trustee has its principal place of business.

(d) The provisions of Sections 2(d),3(b)(3), 9(b) and 15 of this Agreement shall survive termination of this Agreement.

(e) The rights, duties, responsibilities, obligations and liabilities of Trustee are as set forth in this Trust Agreement, and no provision of the Plan(s) or any other documents shall affect such rights, responsibilities, obligations and liabilities. If there is a conflict between provisions of the Plan(s) and this Trust Agreement with respect to any subject involving Trustee, including but not limited to the responsibilities, authority or powers of Trustee, the provisions of this Trust Agreement shall be controlling.

(f) For purposes of this Trust Change of control shall mean: The purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promugated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of Company immediately prior to such reorganization, merger be consolidation do not, immediately there-after, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of Company or of the sale of all or substantially all of Company's assets.

Section 15 Arbitration

     -    Arbitration is final and binding on the parties.

     - The parties waive their right to seek remedies in court, including the right to jury trial.

     - Pre-arbitration discovery is generally more limited than, and different from, court proceedings.

     - The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or seek modification of rulings by the arbitrators is strictly limited.

     - The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

Company agrees that all controversies that may arise between Company and either or both the Trustee and its affiliate Merrill Lynch, Pierce, Fenner & Smith Incorporated("MLPF&S") in connection with the Trust, including, but not limited to, those involving transactions, or the construction, performance, or breach of this or any other agreement between Company and either or both the Trustee and MLPF&S, whether entered into prior, on, or subsequent to the date hereof, shall be determined by arbitration. Any arbitrations under this agreement shall be conducted only before the New York Stock Exchange, Inc., the American Stock Exchange, Inc., or arbitration facility provided by any other exchange of which MLPF&S is a member, the National Association of Securities Dealers, Inc., or the Municipal Securities Rulemaking Board, and in accordance with Its arbitration rules then in force. Company may elect in the first instance whether arbitration shall be conducted before the New York Stock Exchange, Inc. the American Stock Exchange, Inc. other exchange of which MLPF&S is a member, the National Association of Securities dealers, Inc. or the Municipal Securities Rulemaking Board, but if Company fails to make such election, by registered letter or telegram addressed to Merrill Lynch Trust, Employee Benefit Trust Operations, P.O. Box 30532, New Brunswick, New Jersey 08989-0532, before the expiration of five days after receipt of a written request from MLPF&S and /or the Trustee to make such election, then MLPF&S and/or the Trustee may make such election. Judgment upon the award of arbitrators may be entered in any court, state or federal, having jurisdiction. No person shall bring a putative or certified class action to arbitration, not seek to enforce any predispute arbitration agreement against any person who has initiated in court a putative class action; who is a member of putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until:

     (i)   the class certification is denied

     (ii)  the class is decertified; or

     (iii) the customer is excluded from the class by the court Such for bearance to enforce an agreement to arbitrate shall not constitute a waives of any rights under this agreement except to the extent stated herein.

Section 16. Effective Date.

     The effective date of this Trust Agreement shall be 1/1/2003.

IN WITNESS WHEREOF, Company and the Trustee have Executed this Trust Agreement each by action of a duly authorized person.

     By signing this Agreement, the undersigned Company acknowledges (1) that, in accordance with Section 15 of this Agreement, Company is agreeing in advance to arbitrate any controversies that may arise with either or both the Trustee or MLPF&S and (2) receipt of a copy of this Agreement.

PACKAGING DYNAMICS CORPORATION
--------------------------------------------------------------------------------
(Company)

/s/ Phillip D Harris
--------------------------------------------------------------------------------
By:

PHILIP D. HARRIS, PRESIDENT & CEO
--------------------------------------------------------------------------------
Name/Title:

Add second signature if required:

HENRY C. NEWELL, VICE PRESIDENT & CFO
--------------------------------------------------------------------------------
By:

[ILLEGIBLE]
--------------------------------------------------------------------------------
Name/Title:

________________________________________________________________________________
By:

________________________________________________________________________________
Name/Title:

Appendix A
Name of Nonqualified Deferred Compensation Plan(s):

 PACKING DYNAMICS DEFERRED COMPENSATION PLAN
--------------------------------------------------------------------------------
Plan

________________________________________________________________________________
Plan

Appendix B

________________________________________________________________________________
Deposit of cash and/or marketable securities to the Trust:

________________________________________________________________________________
Class: $
________________________________________________________________________________
Marketable Securities:

                                 "Company Copy"

FUTURECOMP(SM) SERVICE

                              [CLIENT'S LETTERHEAD]

[INSERT NAME AND ADDRESS
OF MERRILL LYNCH TRUST ENTITY]

Dear (          ):

[Insert name of Company] (the "Company") has entered into a trust agreement (the "Trust Agreement") with [Insert Name of Merrill Lynch Trust entity] (the "Trustee"). Pursuant to Section 5 of the Trust Agreement, the Company may direct the Trustee to invest trust assets in accordance with the deemed investment elections of participants in the [Insert Name of Deferred Compensation Plan] (the "Plan"), subject to procedures established by the Trustee. Please consider this letter to the Company's standing investment direction to the Trustee to follow the deemed investment directions of the Plan participants set forth on Schedule A attached hereto with respect to assets held in trust. This investment direction will remain in effect until other investment directions are communicated in writing to you by the Company.

Sincerely.

[Insert Name of Company]

By: ___________________________

Title: ________________________

Date: _________________________

INVESTMENT DIRECTION LETTER

For your convenience, the sample letter at the left has been provided to help instruct those with participant-directed accounts. It should be placed on company letterhead and returned with the completed Forms Booklet.

Section 16. Effective Date.

         The effective date of this Trust Agreement shall be 1/1, 2003.

IN WITNESS WHEREOF, Company and the Trustee have executed this Trust Agreement each by action of a duly authorized person.

         By signing this Agreement, the undersigned Company acknowledges (1) that, in accordance with Section 15 of this Agreement, Company is agreeing in advance to arbitrate any controversies that may arise with either or both the Trustee or MLPF&S and (2) receipt of a copy of this Agreement.

PACKAGING DYNAMICS CORPORATION
(Company)

-s-PHILLIP D. HARRIS
--------------------------------------------------------------------------------
By:

PHILLIP D. HARRIS, PRESIDENT & CEO
Name /Title:

Add second signature if required:
HENRY C. NEWELL, VICE PRESIDENT & CEO
--------------------------------------------------------------------------------
BY:

--------------------------------------------------------------------------------

Name/Title

--------------------------------------------------------------------------------

Name/Title

Appendix A
Name of Nonqualified Deferred Compensation Plan(s):

PACKAGING DYNAMICS DEFERRED COMPENSATION PLAN
--------------------------------------------------------------------------------
Plan

--------------------------------------------------------------------------------
Plan

Appendix B
Deposit of cash and/or marketable securities to the Trust:

--------------------------------------------------------------------------------
Cash:

--------------------------------------------------------------------------------
Marketable Securities:

                           "Merrill Lynch Trust Copy"

THE MERRILL LYNCH NONQUALIFIED DEFERRED COMPENSATION PLAN

ARTICLE 1--INTRODUCTION

1.1 Purpose of Plan

The Employer has adopted the Plan set forth herein to provide a means by which certain employees may elect to defer receipt of designated percentages or amounts of their Compensation and to provide a means for certain other deferrals of Compensation.

1.2 Status of Plan

The Plan is intended to be "a plan that is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of Management or highly compensated employees" within the meaning of Sections 201(2) and 301 (a) (3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), and shall be interpreted and administered to the extent possible in a manner consistent with that intent.

ARTICLE 2--DEFINITIONS

Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

2.1 Account means, for each Participant, the account established for his or her benefit under Section 5.1.

2.2 Adoption Agreement means the Merrill Lynch Special Nonqualified Deferred Compensation Plan for Select Employees Adoption Agreement signed by the Employer to establish the Plan and containing all the options selected by the Employer, as the same may be amended from time to time.

2.3 Change of Control means (a) the purchase or other acquisition in one or more transactions other than from the Employer, by any individual, entity or group of persons, within the meaning of section 13(d)(3) or 14(d) of the Securities Exchange Act of 1934 or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 of Securities Exchange Act of 1934) of 30% or more of either the outstanding shares of common stock or the combined voting power of the Employer's then outstanding voting securities entitled to vote generally, or (b) the approval by the stockholders of the Employer of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Employer immediately prior to such reorganization, merger or consolidation do not immediately thereafter own more than 50% of the combined voting power of the reorganized, merged or consolidated Employer's then outstanding securities that are entitled to vote generally in the election of directors or (c) the sale of substantially all of the Employer's assets.

2.4 Code means the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

2.5 Compensation has the meaning elected by the Employer in the Adoption Agreement.

2.6 Effective Date means the date chosen in the Adoption Agreement as of which the Plan first becomes effective.

2.7 Election Form means the participation election form as approved and prescribed by the Plan Administrator.

FUTURECOMP(SM) PLAN DOCUMENT

2.8 Elective Deferral means the portion of Compensation that is deferred by a Participant under Section 4.1.

2.9 Eligible Employee means, on the Effective Date or on any Entry Date thereafter, each employee of the Employer who satisfies the criteria established in the Adoption Agreement

2.10 Employer means the corporation referred to in the Adoption Agreement, any successor to all or a major portion of the Employer's assets or business that assumes the obligations of the Employer, and each other entity that is affiliated with the Employer, which adopts the Plan with the consent of the Employer, provided that the Employer that signs the Adoption Agreement shall have the sole power to amend this Plan and shall be the Plan Administrator if no other person or entity is so serving at any time.

2.11 ERISA means the Employee Retirement Income Security Act of 1974; as amended from time to time. Reference to any section or subsection of ERISA includes reference to any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

2.12 Incentive Contribution means a discretionary additional contribution made by the Employer as described in Section 4.3.

2.13 Insolvent means either (i) the Employer is unable to pay its debts as they become due, or (ii) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

2.14 Matching Deferral means a deferral for the benefit of a Participant as described in Section 4.2.

2.15 Participant means any individual who participates in the Plan in accordance, with Article 3.

2.16 Plan means the Employer's plan in the form of the Merrill Lynch Special Nonqualified Deferred Compensation Plan for Select Employees and the Adoption Agreement and all amendments thereto.

2.17 Plan Administrator means the person, persons or entity designated by the Employer in the Adoption Agreement to administer the Plan and to serve as the agent for Company" with respect to the Trust as contemplated by the agreement establishing the Trust. If no such person or entity is so serving at any time, the Employer shall be the Plan Administrator.

2.18 Plan Year means the 12-month period chosen in the Adoption Agreement.

2.19 Total and Permanent Disability means the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less then 12 months, and the permanence and degree of which shall be supported by medical evidence satisfactory to the Plan Administrator.

2.20 Trust means the trust established by the Employer that identifies the Plan as a plan with respect to which assets are to be held by the Trustee.

2.21 Trustee means the trustee or trustees under the Trust.

2.22 Year of Service means the computation period and service requirement elected in the Adoption Agreement.

ARTICLE 3 -- PARTICIPATION

3.1 Commencement of Participation

Any individual who elects to defer part of his or her Compensation in accordance with Section 4.1 shall become a Participant in the Plan as of the date such deferrals commence in accordance with Section 4.1. Any individual who is not already a Participant and whose Account is credited with an Incentive Contribution shall become a Participant as of the date such amount is credited.

3.2 Continued Participation

A Participant in the Plan shall continue to be a Participant so long as any amount remains credited to his or her Account.

ARTICLE 4 -- ELECTIVE AND MATCHING DEFERRALS

4.1 Elective Deferrals

An individual who is an Eligible Employee on the Effective Date may, by completing an Election Form and filing it with the Plan Administrator within 30 days following the Effective Date, elect to defer a percentage or dollar amount of one or more payments of Compensation, on such terms as the Plan
Administrator may permit, which are payable to the Participant after the date on which the individual files the Election Form. Any individual who becomes an Eligible Employee after the Effective Date may, by completing an Election Form and filing it with the Plan Administrator within 30 days following the date on which the Plan Administrator gives such individual written notice that the individual an Eligible Employee, elect to defer a percentage or dollar amount of one or more payments of Compensation, on such terms as the Plan Administrator may permit, which are payable to the Participant after the date on which the individual files the Election Form. Any Eligible Employee who has not otherwise initially elected to defer Compensation in accordance with this Section 4.1 may elect to defer a percentage or dollar amount of one or more payments of Compensation, on such terms as the Plan Administrator may permit, commencing with Compensation paid in the next succeeding Plan Year, by completing an Election Form prior to the first day of such succeeding Plan Year. A Participant's Compensation shall be reduced in accordance with the Participant's election hereunder and amounts deferred hereunder shall be paid by the Employer to the Trust as soon as administratively feasible and credited to the Participant's Account as of the date the amounts are received by the Trustee.

An election to defer a percentage or dollar amount of Compensation for any Plan Year shall apply for subsequent Plan Years unless changed or revoked. A Participant may change or revoke his or her deferral election as of the first day of any Plan Year by giving written notice to the Plan Administrator before such first day (or any such earlier date as the Plan Administrator may prescribe).

4.2 Matching Deferrals

After each payroll period, monthly, quarterly, or annually, at the Employer's discretion, the Employer shall contribute to the Trust Matching Deferrals equal to the rate of Matching Contribution selected by the Employer and multiplied by the amount of the Elective Deferrals credited to the Participants' Accounts for such period under Section 4.1. Each Matching Deferral will be credited, as of the later of the date it is received by the trustee or the date the Trustee receives from the Plan Administrator such instructions as the Trustee may reasonably require to allocate the amount received among the asset accounts maintained by the Trustee, to the Participants' Accounts pro rata in accordance with the amount of Elective Deferrals of each Participant, which are taken into account in calculating the Matching Deferral.

FUTURECOMP(SM) PLAN DOCUMENT

4.3 Incentive Contributions

In addition to other contributions provided for under the Plan, the Employer may, in its sole discretion, select one or more Eligible Employees to receive an Incentive Contribution to his or her Account on such terms as the Employer shall specify at the time it makes the contribution. For example, the Employer may contribute an amount to a Participant's Account and condition the payment of that amount and accrued earnings thereon upon the Participant remaining employed by the Employer for an additional specified period of time. The terms specified by the Employer shall supersede any other provision of this Plan as regards Incentive Contributions and earnings with respect thereto, provided that if the Employer does not specify a method of distribution, the Incentive Contribution shall be distributed in a manner consistent with the election last made by the particular Participant prior to the year in which the Incentive Contribution is made. The Employer, in its discretion, may permit the Participant to designate a distribution schedule for a particular Incentive Contribution provided that such designation is made prior to the time that the Employer finally determines that the Participant will receive the Incentive Contribution.

ARTICLE 5--ACCOUNTS

5.1 Accounts

The Plan Administrator shall establish an Account for each Participant reflecting Elective Deferrals, Matching Deferrals and Incentive Contributions made for the Participant's benefit together with any adjustments for income, gain or loss and any, payments from the Account. The Plan Administrator may cause the Trustee to maintain and invest separate asset accounts corresponding to each Participant's Account. The Plan Administrator shall establish sub-accounts for each Participant who has more than one election in effect under
Section 7.1 and such other sub accounts as are necessary for the proper administration of the Plan. As of the last business day of each calendar quarter, the Plan Administrator shall provide the Participant with a statement or his or her Account reflecting the income, gains and losses (realized and unrealized), amounts of deferrals, and distributions of such Account since the prior statement.

5.2 Deemed Investments

(a) For purposes of measuring the amounts to be credited (or debited) to a Participant's Account, a Participant or the Participant investment advisor may select, from the investment options or other investment media selected by the Plan Administrator and approved by the Employer, the investments in which all or part of his or her Account shall be deemed to be invested. In no event shall any Participant be entitled to have any such investments made other than on a deemed basis. The Accounts maintained pursuant to this Plan are for bookkeeping purposes only, and neither the Employer nor the Trustee is under any obligation to invest any amounts credited to such Accounts.

(b) The Participant or the Participant's investment advisor shall make an investment designation (on the Election Form used to elect to defer Compensation under Section 4.1 or in such other manner as specified by the Plan Administrator or the Employer) which shall remain effective until another valid direction has been made by the Participant or the Participant's investment advisor. The Participant or the Participant's investment advisor may amend the Participant's investment designation at such times and in such manner as prescribed by the Plan Adminstrator. A timely change to the Participant's investment designation shall become effective as soon as administratively practicable in accordance with procedures established by the Plan Administrator. The investment options or investment media deemed to be made available to the Participant, and any limitation on the maximum or minimum percentages of the Participant's Account that may be deemed to be invested in any particular option or investment, shall be the same as from time to time communicated to the Participant by the Plan Administrator.

(c) The Participant's appointment of an investment advisor to act on his or her behalf under subsection (a.), shall not be effective until the Participant notifies the Employer of such appointment in a manner acceptable to the Employer. The removal of any Participant's investment advisor shall not be effective until the Participant notifies the Employer of the removal in a manner acceptable to the Employer.

(d) The Trustee shall invest assets of the Trust in accordance with the terms and provisions of the trust agreement that establishes and governs the Trust.

ARTICLE 6--VESTING

6.1 General

A Participant shall be immediately vested in i.e., shall have a nonforfeitable right to, all Elective Deferrals, and all income and gain attributable thereto, credited to his or her Account. A Participant shall become vested in the portion of his or her Account attributable to Matching Deferrals and income and gain attributable thereto in accordance with the schedule selected by the Employer in the Adoption Agreement, subject to earlier vesting in accordance with Sections 6.3, 6.4, and 6.5.

6.2 Vesting Service

For purposes of applying the vesting schedule in the Adoption Agreement, a Participant shall be considered to have completed a Year of Service for each complete year of full-time service with the Employer or an Affiliate, measured from the Participant's first date of such employment, unless the Employer also maintains a 401(k) plan that is qualified under section 401(a) of the Internal Revenue Code in which the Participant participates, in which case the rules governing vesting service under that plan shall also be controlling under this Plan.

6.3 Change of Control

A Participant shall become fully vested in his or her Account immediately prior to a Change of Control of the Employer.

6.4 Death or Disability

A Participant shall become fully vested in his or her Account immediately prior to termination of the Participant's employment by reason of the Participant's death or Total and Permanent Disability. Whether a Participant's termination of employment is by reason of the Participant's Total and Permanent Disability shall be determined by the Plan Administrator in its sole discretion.

6.5 Insolvency

A Participant shall become fully vested in his or her Account immediately prior to the Employer becoming Insolvent, in which case the participant will have the same rights as general creditor of the Employer with respect to his her Account balance.

FUTURECOMP(SM) PLAN DOCUMENT

ARTICLE 7--PAYMENTS

7.1 Election as to Time and Form of Payment

A Participant shall elect (on the Election Form used to elect to defer Compensation under Section 4.1) the date at which the Elective Deferrals and vested Matching Deferrals (including any earnings attributable thereto) will commence to be paid to the Participant. The Participant shall also elect thereon for payments to be paid in either:

    a.   a single lump-sum payment: or

    b. annual installments over a period elected by the Participant up to 10 years, the amount of each installment to equal the balance of his or her Account immediately prior to the installment divided by the number of installments remaining to be paid.

Each such election will be effective for the Plan Year for which it is made and succeeding Plan Years, unless changed by the Participant. Any change will be effective only for Elective Deferrals and Matching Deferrals made for the first Plan Year beginning after the date on which the Election Form containing the change is filed with the Plan Administrator. Except as provided in Sections 7.2, 7.3, 7.4 or 7.5, payment of a Participant's Account shall be made in accordance with the Participant's elections under this Section 7.1.

7.2 Change of Control

As soon as possible following a Change of Control of the Employer, each Participant shall be paid his or her entire Account balance (including any amount vested pursuant to Section 6.3) in a single lump sum.

7.3 Termination of Employment

Upon termination of a Participant's employment for any reason other than death and prior to the attainment of the Retirement Age specified in the Adoption Agreement, the vested portion of the Participant's Account (including any portion vested pursuant to Section 6.4 as a consequence of the Participant's Total and Permanent Disability) shall be paid to the Participant in a single lump sum as soon as practicable following the date of such termination; provided, however, that the Plan Administrator, in its sole discretion, may pay out a Participant's Account balance in annual installments if the Participant's employment terminates by reason of the Participant's Total and Permanent Disability.

7.4 Death

If a Participant dies prior to the complete distribution of his or her Account, the balance of the Account shall be paid as soon as practicable to the Participant's designated beneficiary or beneficiaries, in the form elected by the Participant under either of the following options:

     a.  a single lump-sum payment; or

     b. annual installments over a period elected by the Participant up to 10 years, the amount of each installment to equal the balance of the Account immediately prior to the installment divided by the number of installments remaining to be paid.

Any designation of beneficiary and form of payment of such beneficiary shall be made by the Participant on an Election Form filed with the Plan Administrator and may be changed by the participant at any time by filling another Election Form containing the revised instructions. If no beneficiary is designated or no designated beneficiary survives the Participant, payment shall be made to the Participant's surviving spouse, or, if none, to his or her issue per stirpes, in a single payment. If no spouse or issue survives the Participant, payment shall be made in a single lump sum to the Participant's estate.

7.5 Unforeseen Emergency

If a Participant suffers an unforeseen emergency, as defined herein, the Plan Administrator, in its sole discretion, may pay to the Participant only that portion, if any, of the vested portion of his or her Account that the Plan Administrator determines is necessary to satisfy the emergency need, including any amounts necessary to pay any federal, state or local income taxes reasonably anticipated to result from the distribution. A Participant requesting an emergency payment shall apply for the payment in writing in a form approved by the Plan Administrator and shall provide such additional information as the Plan Administrator may require. For purposes of this paragraph, "unforeseen emergency" means an immediate and heavy financial need resulting from any of the following:

    a. expenses which are not covered by insurance and which the Participant or his or her spouse or dependent has incurred as a result of, or is required to incur in order to receive medical care;

    b. the need to prevent eviction of a Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence; or

    c. any other circumstance that is determined by the Plan Administrator in its sole discretion to constitute an unforeseen emergency which is not covered by insurance and which cannot reasonably be relieved by the liquidation of the Participant's assets.

7.6 Forfeiture of Non-vested Amounts

To the extent that any amounts credited to a Participant's Account are not vested at the time such amounts are otherwise payable under Sections 7,1 or 7.3, such amounts shall be forfeited and shall be used to satisfy the Employer's obligation to make contributions to the Trust under the Plan.

7.7 Taxes

All federal, state or local taxes that the Plan Administrator determines are required to be withheld from any payments made pursuant to this Article 7 shall be withheld.

ARTICLE 8--PLAN ADMINISTRATOR

8.1 Plan Administration and Interpretation

The Plan Administrator shall oversee the administration of the Plan. The Plan Administrator shall have complete control and authority to determine rights and benefits and all claims, demands and actions arising out of the provisions of the Plan of any Participant, beneficiary, deceased Participant, or other person having or claiming to have any interest under the Plan. The plan Administrator shall have complete discretion to interpret the Plan and to decide all matters under the Plan. Such interpretation and decision shall be final, conclusive and binding on all Participants and any person claiming under or through any Participant in the absence of clear and convincing evidence that the Plan Administrator acted arbitrarily and capriciously. Any individual(s) serving as Plan Administrator who is a Participant will not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Plan Administrator shall be ended to rely on information furnished by a Participant, a beneficiary, the Employer or the Trustee. The Plan Administrator shall have the responsibility for complying with any reporting and disclosure requirements of ERISA.

8.2 Powers, Duties, Procedures, Etc.

The Plan Administrator shall have such powers and duties, may adopt such rules and tables, may act in accordance with such procedures, may appoint such officers or agents, may delegate such powers and duties, may receive such reimbursements and compensation, and shall follow such claims and appeal procedures with respect to the Plan as it may establish.

8.3 Information

To enable the plan Administrator to perform its functions, the Employer shall supply full and timely information to the Plan Administrator on all matters relating to the compensation of Participants, their employment, retirement, death, termination of employment, and such other pertinent facts as the Plan Administrator may require.

8.4 Indemnification of Plan Administrator

The Employer agrees to indemnify and to defend to the fullest extent permitted by law any officer(s) or employee(s) who serve as Plan Administrator (including any such individual who formerly served as Plan Administrator) against all liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by the Employer) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

ARTICLE 9--AMENDMENT AND TERMINATION

9.1 Amendments

The Employer shall have the right to amend the Plan from time to time, subject to Section 9.3, by an Instrument in writing which has been executed on the Employer's behalf by its duly authorized officer.

9.2 Termination of Plan

This Plan is strictly a voluntary undertaking on the part of the Employer and shall not be deemed to constitute a contract between the Employer and any Eligible Employee (or any other employee) or a consideration for, or an inducement or condition of employment for, the performance of the services by any Eligible Employee (or other employee). The Employer reserves the right to terminate the Plan at any time, subject to Section 9.3, by an instrument in writing which has been executed on the Employer's behalf by its duly authorized officer. Upon termination of the Plan, the Employer may (a) elect to continue to maintain the Trust to pay benefits hereunder as they become due as if the Plan had not terminated or (b) direct the Trustee to pay promptly to Participants (or their beneficiaries) the vested balance of their Accounts. For purposes of the preceding sentence in the event the Employer chooses to implement clause(b), the Account balances of all Participants who are in the employ of the Employer at the time the Trustee is directed to pay such balances shall become fully vested and nonforfeitable. After Participants and their beneficiaries are paid all Plan benefits to which they are entitled, all remaining assets of the Trust attributable to Participants who terminated employment with the Employer prior to termination of the Plan and who were not fully vested in their Accounts under Article 6 at that time shall be returned to the Employer.

9.3 Existing Rights

No amendment or termination of the Plan shall adversely affect the rights of any Participant with respect to amounts that have been credited to his or her Account prior to the date of such amendment or termination.

ARTICLE 10--MISCELLANEOUS

10.1 No Funding

The Plan constitutes a mere promise by the Employer to make payments in accordance with the terms of the Plan, and Participants and beneficiaries shall have the status of general unsecured creditors of the Employer. Nothing in the Plan will be construed to give any employee or any other person rights to any specific assets of the Employer or of any other person. In all events, it is the intent of the Employer that the Plan be treated as unfunded For tax purposes and for purposes of Title I of ERISA.

10.2 Non-Assignability

None of the benefits, payments, proceeds or claims of any Participant or beneficiary shall be subject to any claim of any creditor of any Participant or beneficiary and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of such Participant or beneficiary, nor shall any Participant or benificiary have any right to alienate, anticipate, commute, pledge encumber or assign any of the benifits or payments or proceeds that he or she may expect to receive, contigently or otherwise under the Plan.

10.3 Limitation of Participants' Rights

Nothing contained in the Plan shall confer upon any person a right to be employed or to continue in the employ of the Employer, or interfere in any way with the right of the Employer to terminate the employment of a Participant in the Plan at any time, with or without cause.

10.4 Participants Bound

Any action with respect to the Plan taken by the Plan Administrator or the Employer or the Trustee or any action authorized by or taken at the direction of the Plan Administrator, the Employer or the Trustee shall be conclusive upon all Participants and beneficiaries entitled to benefits under the Plan.

10.5 Receipt and Release

Any payment to any Participant or beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Employer, the Plan Administrator and the Trustee under the Plan, and the Plan Administrator may require such Participant or beneficiary, as a condition precedent to such payment to execute a receipt and release to such effect. If any Participant or beneficiary is determined by the Plan Administrator to be incompetent by reason of physical or mental disability (including minority) to give a valid receipt and release, the Plan Administrator may cause the payment, or payments becoming due to such person to be made to another person for his or her benefit without responsibility on the part of the Plan Administrator the Employer or the Trustee to follow the application of such funds.

10.6 Governing Law

The Plan shall be construed, administered, and governed in all respects under and by the laws of the state in which the Employer maintains its primary place of business. If any provision shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

10.7 Headings and Subheadings

Headings and Subheadings in this Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.

FUTURECOMP(SM) ADOPTION AGREEMENT

The Merrill Lynch Nonqualified Deferred Compensation Plan Adoption Agreement

Please complete the information requested in the Adoption Agreement to establish the specific provisions of your plan. You do not have to provide a copy to your Financial Consultant. (Only the Merrill Lynch account-opening agreements and an original executed copy of the associated Trust Agreement need to be returned to Merrill Lynch at the address printed on those forms.) This document and the Merrill Lynch Nonqualified Deferred Compensation Plan document govern the rights of Plan participants and should, therefore, be disclosed to participants and retained as part of your permanent records.

1. EMPLOYER INFORMATION

A. Name of Plan:

B. Name and address of employer sponsoring the Plan. Please provide employer's business name.

PACKAGING DYNAMICS CORPORATION
--------------------------------------------------------------------------------
Business Name

3900 WEST 43RD STREET
--------------------------------------------------------------------------------
Address

CHICAGO,
--------------------------------------------------------------------------------
City

ILLINOIS                                                 60632
--------------------------------------------------------------------------------
State                                                   ZIP Code

C. Provide employer's primary contact for the Plan and telephone and fax numbers. Also include the employer's tax identification number.

HENRY C. NEWELL (HANK)
--------------------------------------------------------------------------------
Primary Contact

VICE PRESIDENT & CFO
--------------------------------------------------------------------------------
Title

(773) 843-8000
--------------------------------------------------------------------------------
Telephone Number

(773) 254-8134
--------------------------------------------------------------------------------
Fax Number

32-0009217
--------------------------------------------------------------------------------
Employer Tax Identification Number

D. Give the first day of the 12-month period for which the employer pays taxes:
12-31

2. PLAN INFORMATION

A. What is the effective date of the Plan? 1/1/03

B. Plan Year End. Your "Plan Year" is the 12-consecutive-month period for which you credit elective and matching deferrals and keep Plan records. Enter the last day of your Plan Year. For example, if you use the calendar year as your Plan Year, enter "December 31." If you use a different 12- month period-- for instance, if your business is on a fiscal year calendar-- enter the last day of your fiscal year, e.g. "July 31". DECEMBER 31.

3. ELIGIBLE EMPLOYEES

The following persons or classes of persons shall be Participants (enter the names or positions of individuals eligible to participate or the criteria used to identify Participants; e.g., "Those key employees of the Company selected by the Compensation Committee of the Board of Directors").

THOSE KEY EMPLOYEES SELECTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS.


4. COMPENSATION

Compensation is used to determine the amount of Elective Deferrals a Participant can elect, Compensation under the Plan is defined as (select one):

[ ] The Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or an Affiliate to the extent that the amounts are includable in gross income, including but not limited to commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances, but not including those items excludable from the definition of compensation under Treas, Reg. section 1.415-2(d)(3).

[ ] The regular or base salary payable to the individual by the Employer or an Affiliate, excluding commissions and bonuses.


[X] The cash compensation payable to the individual by the Employer or an Affiliate, including any commissions and bonuses.

[ ] The cash bonuses payable to the individual by the Employer or an Affiliate. For purposes of the Plan, Compensation will be determined before giving effect to Elective Deferrals and other salary reduction amounts that are not included in the Participant's gross income under Code section 125,401(k), 402(h) or 403(b).

FUTURECOMP(SM) ADOPTION AGREEMENT

5. CONTRIBUTIONS

A. ELECTIVE DEFERRALS. Participants may elect to reduce their Compensation and to have Elective Deferrals credited to their Accounts by making an election under the Plan (which may be changed each year for later Plan Years as described in the Plan), but no Participant may defer more than 100 % (1% to 100%) of his or her Compensation for a Plan Year.

B. MATCHING DEFERRALS. If the Employer elects to match Elective Deferrals, specify the matching rate and indicate the amount of the Participant's Elective Deferrals that will be matched. You may also elect to decide each year whether Matching Deferrals will be made and, if so, what that year's matching rate will be.

For example, the Employer may decide to credit a Matching Deferral of, for example, 50 cents for each dollar of a Participant's Elective Deferrals, but limit the match to the first 5% of Compensation deferred by the Participant. If you want to set a maximum dollar amount on the amount of Elective Deferrals that will be matched, insert the dollar amount and interval over which that amount is to be measured. For example, you could say that you will not match Elective Deferrals in excess $1,000 per month. Matching Deferrals can be made after each payroll period, monthly, quarterly or annually, at the Employer's discretion. Matching Deferrals will be subject to the vesting schedule selected in Item 6A.

Select One;

[ ] No Matching Deferrals will be credited

[ ] The Employer will credit Matching Deferrals for each Participant equal to
    ____% of the first_______% of the Participant's Compensation which is elected as an Elective Deferral but no Matching Deferral will be made on Elective Deferrals in excess of $_____________per_____________(specify time period if applicable).

[X] The Employer will decide from year to year whether Matching Deferrals will be made and will notify Participants annually of the manner in which Matching Deferrals will be calculated for the subsequent year.

C. DISCRETIONARY INCENTIVE CONTRIBUTIONS. The Employer may make Discretionary.. Incentive Contributions in any amounts the Employer selects. These contributions will be subject to the vesting schedule selected in Item 6C.

The Employer will make Discretionary Incentive Contributions under the Plan.
[X] Yes [ ] No

6. VESTING OF MATCHING DEFERRALS AND DISCRETIONARY INCENTIVE CONTRIBUTIONS

A. VESTING SCHEDULE FOR MATCHING DEFERRALS.

Indicate how the portion of a Participant's Account attributable to Matching Deferrals is to vest.

Matching Deferrals vest in accordance with the following schedule (select one):-

[ ] 100% immediate.                       [X] Other Vesting Schedule (specify):

[ ] 100% after ______years of service.    0-2 YRS 0%

[ ] 20% after______years of service and an additional 20% for each year
thereafter.                               3+ YRS 100%

B. VESTING SERVICE

Indicate whether you will give credit for vesting service for time spent with a predecessor employer, and if so, specify the maximum number of years and the type of predecessor service for which credit will be given. For vesting purposes (select one):

[X]    Service with a predecessor employer will not be considered.

[ ] Service (up to a maximum of___years) with the following employer(s) will be considered:

       _________________________________________________________________________

       _________________________________________________________________________

       _________________________________________________________________________

C. VESTING SCHEDULE FOR DISCRETIONARY INCENTIVE CONTRIBUTIONS

Indicate how the portion of a Participant's Account attributable to Discretionary Incentive Contributions is to vest.

Unless otherwise specified by the Employer at the time a Discretionary Incentive Contribution is made, Discretionary Incentive Contributions vest in accordance with the following schedule (select one):

[ ]    100% immediate.

[ ]    100% after ___ years of service.

[ ] 20% after ___ years of service and an additional 20% for each year thereafter.

[X]    Other vesting schedule (specify):

       0-2 YRS O%

       3+ YRS 100%

7. ACCOUNTS

If it is desired that the Trust assets be invested in accordance with Participants' deemed investments, each Participant's Account balance should be invested as a separate account, otherwise the Account balances of all Participants may be invested as a single fund (select one):

[x]    Account balances are to be invested separately.

[ ]    Account balances are to be invested as a single fund.

FUTURECOMP(TM) ADOPTION AGREEMENT

8. INVESTMENTS

INVESTMENT DIRECTION. The Employer may direct the investment of Trust assets or direct the Trustee to invest Trust assets in accordance with Participants' deemed investment elections (select one):

[ ] Trust assets are to be invested in accordance with Participants' deemed investment elections made in accordance with the terms of the Plan, until further notice from the Employer.

[ ] Trust assets are to be invested in accordance with the Employer's attached investment instructions, until further notice from the Employer.

9. RETIREMENT AGE

The Retirement Age under the Plan is age 65. A Participant terminating employment before Retirement Age for reasons other than death or Total and Permanent Disability will not be entitled to receive any installment payments elected on the Election Form.

10. WITHDRAWALS WHILE WORKING

WITHDRAWALS FOR UNFORESEEN EMERGENCY. If you check the first box, Participants may make withdrawals while working in the event they encounter an unforeseen emergency. They generally can withdraw the vested portion of their Accounts.

NOTE: Withdrawals are strictly limited as described in Plan Section 7.5 (see page 6). It is the Plan Administrator's responsibility to ensure that the limits are being followed. Excess withdrawals may result in loss of the tax deferral on all amounts credited under the Plan for benefit of all Participants.

Withdrawals of the vested portion of a Participants Account for unforeseen emergencies (select one):

[x]    Are permitted to the full extent allowable under the Plan.

[ ]    Are not permitted.

11. ADMINISTRATION

Plan Administrator. The Plan Administrator is legally responsible for the operation of the Plan, including:

      * Keeping track of which employees are eligible to participate in the Plan and the date each employee becomes eligible to participate.

      * Maintaining Participants' Accounts, Including all sub-accounts required for different contribution types and payment elections, and keeping track of all elections made by Participants under the Plan and any other relevant information.

      * Transmitting important communications to the Participants, and obtaining relevant information from Participants such as changes in investment selections.

      * Filing important reports required to be submitted to governmental agencies.

The Plan Administrator will be the person or persons identified below:

Name HENRY C. NEWELL

Title VICE PRESIDENT & CFO

________________________________________
Name
________________________________________
Title
________________________________________
Name
________________________________________
Title

12. SIGNATURES

After reviewing the Adoption Agreement, enter the current date and the name of the Employer. The signature of the Employer or the person signing for the Employer must be witnessed. Note that the person signing for the Employer must be authorized to do so, such as by a resolution of the Employer's board of directors or governing bylaws.

While the Merrill Lynch Nonqualified Deferred Compensation Plan for Select Employees, including this Adoption Agreement, has been designed in a manner to permit Participants to defer federal income tax on amounts credited to their accounts until the amounts are actually paid, neither Merrill Lynch, Pierce, Fenner & Smith Incorporated, the sponsor of this document, nor any of its affiliates ("Merrill Lynch") provide any assurances of that result in the Employer's particular situation or assume any responsibility in this regard. Please consult your tax advisor regarding the tax consequences of this Plan to you and your employees and the advisability of submitting this document to the Internal Revenue Service to obtain a ruling concerning those consequences. In addition, please consult your independent legal counsel with respect to securities law issues. By signing this Adoption Agreement, the Employer acknowledges that no representations or warranties as to the tax consequences to the Employer and Participants of the operation of this Plan have been made by Merrill Lynch.

Name of Employer (Print or Type) PACKAGING DYNAMICS CORPORATION

By: PHILLIP D. HARRIS

-s- PHILLIP D. HARRIS
--------------------------------
Authorized Signature

Print Name and Title PRESIDENT & CEO

________________________________________
Date:

WITNESS: HENRY C. NEWELL

-s- HENRY C. NEWELL
--------------------------------
Signature

Print Name and Title VICE PRESIDENT & CFO

16